EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                             FINE AIR SERVICES CORP.
                              OFFER TO EXCHANGE ITS
                          9 7/8% SENIOR NOTES DUE 2008
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          9 7/8% SENIOR NOTES DUE 2008

            PURSUANT TO THE PROSPECTUS DATED __________________, 1998

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 9 7/8% Senior Notes due 2008 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

           BY HAND DELIVERY:                    BY MAIL DELIVERY:                  BY COURIER DELIVERY:
         THE BANK OF NEW YORK                  THE BANK OF NEW YORK                THE BANK OF NEW YORK
          101 BARCLAY STREET                  101 BARCLAY STREET, 7E                101 BARCLAY STREET
    CORPORATE TRUST SERVICES WINDOW          NEW YORK, NEW YORK 10286         CORPORATE TRUST SERVICES WINDOW
             GROUND LEVEL                   ATTENTION: REORGANIZATION                  GROUND LEVEL
       NEW YORK, NEW YORK 10286                      SECTION                     NEW YORK, NEW YORK 10286
   ATTENTION: REORGANIZATION SECTION      (REGISTERED OR CERTIFIED MAIL      ATTENTION: REORGANIZATION SECTION
                                                   RECOMMENDED)

                             FACSIMILE TRANSMISSIONS
                          (ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 815-6339

                             TO CONFIRM BY TELEPHONE
                            OR FOR INFORMATION CALL:
                                 (212) 815-6337

                                ----------------

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

         Ladies and Gentlemen:

         The undersigned hereby tenders to Fine Air Services Corp., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ________________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes."

Aggregate Principal Amount               Name(s) of Registered Holder(s):_______

Amount Tendered: $_________________*     _______________________________________

Certificate No(s) (if
available): ____________________________________________________________________

________________________________________________________________________________

$ ______________________________________________________________________________
        (Total Principal Amount Represented by Old Notes Certificate(s))

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ____________________________________________________________
Date: __________________________________________________________________________

* Must be in integral multiples of $1,000.

________________________________________________________________________________

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________

                                PLEASE SIGN HERE

X _______________________________              _________________________________
X _______________________________              _________________________________
             Signature(s) of Owner(s) or                     Date
                Authorized Signatory

Area Code and Telephone Number:____________________________________

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.


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


                      Please print name(s) and address(es)

Name(s):             ___________________________________________________________
                     ___________________________________________________________
                     ___________________________________________________________
                     ___________________________________________________________
Capacity:            ___________________________________________________________
Address(es):         ___________________________________________________________
                     ___________________________________________________________

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

____________________________________         ___________________________________
             Name of Firm                             Authorized Signature

____________________________________         ___________________________________
               Address                                      Title

____________________________________         ___________________________________
               Zip Code                             (Please Type or Print)

Area Code and Telephone No. ________________            Dated: _________________



NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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